Exhibit 10.5

OWLHEAD MINERALS CORP.

REGULATION S SUBSCRIPTION AGREEMENT FOR SHARES

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Owlhead Minerals Corp. that number of common shares (the “Shares”) set out below at a price of US$0.10 per Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”. This is an Offering under Regulation S of US Securities laws.

Please print all information (other than signatures), in the space provided below.

Number of Shares:

(Name of Subscriber)	Aggregate Subscription Price:

By:	$
(Signature)	(the “Subscription Price”)

(Official Capacity or Title) (if the Subscriber is not an individual)	If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	(Name of Principal)

(Principal’s Address)

(Subscriber’s Address, including City, State, Zip Code)

(Contact Name)

(Telephone Number)
(Telephone Number)

(Email Address)
(Email Address)

Owlhead Minerals Corp. accepts the subscription for Shares on the terms and conditions contained in the Subscription Agreement this ______ day of ______________ 2012.

Owlhead Minerals Corp.

Per:
Edward Low, CFO, Director

SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S OF THAT ACT. FURTHER, THE INTERESTS BEING SOLD MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN CERTAIN JURISDICTIONS. THE INTERESTS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THE SHARE PURCHASE AGREEMENT, AND APPLICABLE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS & REGULATIONS.

To be Fully Completed By the Subscriber

If and when accepted by OWLHEAD MINERALS CORP. or the “Company”), this Subscription Agreement shall constitute a Subscription for restricted Owlhead Minerals Corp. common stock.

The Subscriber agrees to purchase __________________________________ (______________) Shares for the purchase price of $0.10 per Share (the “Shares”). Each part of this Subscription Agreement must be completed by the Subscriber and, by his execution below, the Subscriber acknowledges that he understands that the Company is relying upon the accuracy and completeness of this document in complying with the obligations under applicable securities laws.

1. Method of Subscription: The undersigned hereby subscribes for the number of common Shares set forth below, at a price of US$0.10 per Share of Owlhead Minerals Corp.

The undersigned understands that before this Subscription for Shares will be accepted, the Subscriber must have completed, executed, acknowledged and returned to the Company, the following:

(a)	This Subscription Agreement,
(b)	A check or wire transfer in the amount of $____________________________ to the credit of: Owlhead Minerals Corp.

The undersigned further agrees that this Subscription is and shall be irrevocable, but the obligations hereunder will terminate if this Subscription is not accepted by the Company in whole or in part, by the Closing Date. The Closing Date is August 31, 2012 (unless extended by the Company).

2. Acceptance by Company: The undersigned understands that the Company will notify the Subscriber whether the Subscription has been accepted, or rejected, in whole or in part, within one (1) day after delivery to the Company or the Closing Date, whichever is later. If this Subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be returned promptly, without interest or deduction.

3. Receipt and Review of Information: The undersigned acknowledges that the undersigned has read the information currently available on the Company, Additional information on the Company or this Offering is available to Subscriber(s) by contacting:

Geoff Armstrong, President

Tel: 518-638-8192

Fax: 866-417-3469

Email: gja@kouzelnemesto.com

OHMC	Subscriber’s
Initials	Initials

4. Acknowledgment of Certain Restrictions. The undersigned hereby acknowledges that:

(a) An investment in the Shares must be held at least six (6) months from the date of the Subscription, unless the Shares are registered in a registration statement with the US SEC.

(b) Because of the restrictions described below, there is a potential lack of any market existing or to exist for these Shares if and when any restrictions are lifted and possible adverse tax consequences may result from a resale of Shares in the Company.

(c) The undersigned’s right to transfer the Shares will be subject to compliance with securities regulations promulgated by both state and federal governments.

(d) Prior to any transfer or assignment of Shares becoming effective, the Company may require an opinion of counsel to the effect that such transfer or assignment will be made in compliance with applicable securities laws. Because the Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time. Therefore, the Shares cannot be offered, sold, transferred, pledged or hypothecated to any person unless they are either subsequently registered under said Act or an exemption from such registration is available. Further, unless the Shares are registered under the securities act of the state in which offered and sold, the undersigned may not resell, hypothecate, transfer, assign or make any other disposition of said Shares except in a transaction exempt or excepted from the registration requirements of the securities act of such state, and the specific approval of securities regulators of such sales may be required in some states.

5. Representations of Subscriber: The undersigned represents and warrants that:

(a) The undersigned represents that they have such knowledge and experience in business and financial matters that they are capable of evaluating the Company and the proposed activities thereof, and the risks and merits of investment in the Units, and of making an informed investment decision thereon, and have not consulted with others in connection with evaluating such risks and merits.

(b) The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Units.

(c) The undersigned, and their purchaser representatives and investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, which they have requested, and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information.

OHMC	Subscriber’s
Initials	Initials

(d) The Company has answered all inquiries directed to it by the undersigned concerning the Company and its proposed activities, all matters relating to the Company’s business and the various underlying contracts and the offering and sale of the Shares.

(e) The undersigned is acquiring the Shares for his own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares, and he has no present intention, agreement or arrangement to divide their participation with others or to resell, assign, transfer or otherwise dispose of all or any part of such Shares unless and until they determine, at some future date, that changed circumstances, not contemplated by them at the time of their purchase, makes such disposition advisable.

(f) The undersigned, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Shares in the Company; has obtained tax advice as it deems necessary; and such entity has its principal place of business as set forth herein and has not been formed for the specific purpose of acquiring Shares in the Company. (If the undersigned is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be requested by the Company.)

(g) The undersigned has adequate means of providing for their current needs and personal contingencies and does not contemplate a need for liquidity in this investment.

(h) All of the information which is set forth in this document with respect to the undersigned is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this Subscription Agreement by the Company, the undersigned will immediately furnish the revised or corrected information to the Company.

6. Agreement to be Bound by Terms and Conditions: The undersigned hereby adopts, accepts and agrees to be bound by all the terms and conditions of this Subscription Agreement, and by all the terms and provisions of the Shares, primarily to include restrictions against transfer. The undersigned has been advised by the Company that the Shares have not been and will not be registered under the Securities Act of 1933, that the Shares will be issued on the basis of the statuary exemption provided by Regulation S of the Act there under, relating to transactions by an issuer not involving any public offering and other applicable exemptions from registration under the Act and under similar exemptions under any applicable state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the reliance of the Company thereon is based in part upon the representations made by the undersigned in this Agreement. The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act on the transfer of the Shares. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, assignment or transfer of the Shares is: (i) registered under the Act, it being understood that the Shares are not currently registered or contemplated to be registered for sale and that the Company has no obligation or intention to so register the Shares, or (ii) otherwise exempt from registration under the Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares. The undersigned acknowledges that the certificate or certificates, if any, evidencing the Shares shall bear the following or a similar legend and such other legends as may be required by state blue sky laws or otherwise:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THEREOF IS EFFECTIVE UNDER THE ACT AN ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED, WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

OHMC	Subscriber’s
Initials	Initials

7. Investment Intent. The undersigned will acquire the Shares for the undersigned’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has not the present intention of distributing or selling any of such interest or granting any participation therein.

8. Company’s Investment Representations.

8.1. The Company has not represented, guaranteed or warranted, nor has any Company officer or director represented or expressly implied that:

(a) The Company or the undersigned will realize any given percentage of profits, or any amount or type of consideration, profit or loss, as a result of the activities of the Company or the undersigned’s investment in the Company; or

(b) The past performance or experience of the management of the Company, or of any other person, in any way indicates the predictable results of the ownership of the Shares or of the activities of the Company;

(c) The undersigned is not entering into this Agreement as a result of or subsequent to any generally published or broadcast communication or meeting or any solicitation of a subscription by a person other than a representative of the Company;

(d) The undersigned is not relying on the Company or any affiliate or agent of either of them with respect to the tax or economic considerations of an investment in the Shares.

8.2. By execution of this Subscription Agreement, the Company hereby represents warranties and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a) the Company is validly constituted and subsisting under the laws of the state of Nevada;

(b) the Company will promptly comply with all filings and other requirements under all applicable Securities Laws. This undertaking may be satisfied by the operation of exemptive provisions of the securities acts that allow for the removal of any restrictions in a sale conducted in accordance with those provisions;

(c) at the Closing, the Company will have taken all necessary steps to validly create and issue the Common Shares;

OHMC	Subscriber’s
Initials	Initials

(d) the Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder;

(e) The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and no other corporate proceedings on the part of the Company are or will be necessary to authorize this Agreement and the transactions contemplated hereby;

(f) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general principles of equity;

(g) neither the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in a creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of (x) the articles or bylaws of the Company, or (y) any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, lien, contract or other instrument or obligation to which the Company is a party; or (ii) violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to the Company; or (iii) cause a suspension or revocation of any authorization for the consent, approval or license currently in effect which would have a material adverse effect on the business, operations or financial condition of the Company.

9. Registration rights. In the event that the Company files a registration statement under the Act which relates to an offering of Securities of the Company, such registration statement (and the prospectus included therein) shall also relate to and meet the requirements of the Act with respect to registering the Shares sold in this offering so as to permit the public sale of all, or some portion of, the Shares.

10. Indemnity: The undersigned hereby agrees to indemnify the Company and hold the Company, its Officers and Directors harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a) Any inaccuracy in the Subscriber’s declarations, representations, and warranties set forth in this Subscription Agreement;

(b) The disposition of any of the Shares which Subscriber will receive, contrary to their declarations, representations and warranties set forth in this Subscription Agreement; and

(c) Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of any of the Shares or any part thereof.

OHMC	Subscriber’s
Initials	Initials

11. Notice: Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile or email (with return acknowledgement), in the case of the Company, to:

OWLHEAD MINERALS CORP.

250 H Street #123

Blaine, WA 98230

Fax: 866-417-3469

Email: gja@kouzelnemesto.com

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax or email, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

11. Miscellaneous: The undersigned further understands, acknowledges and agrees that:

(a) This Subscription Agreement is not transferable or assignable by the undersigned.

(b) This Subscription Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

(c) If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors and assigns.

(d) This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Nevada except as to the manner in which the subscribing Shareholder elects to take title to Shares, which shall be construed in accordance with the laws of his principal residence.

(e) This Subscription Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

12. Amount of Subscription:

(a) Amount of Investment: _________________

(b) Total Shares Purchased: _________________

OHMC	Subscriber’s
Initials	Initials

13. Type of Ownership for Shares: The undersigned elects to hold title to the Shares subscribed for herein as follows (check one):

[  ] Individual Ownership

(one signature required)

[  ] Community Property

(one signature required if interest held in one name, (i.e. managing spouse) two signatures are required if Shares held in both names)

[  ] Tenants in Common (both parties must sign)

[  ] Joint Tenants with Right of Survivorship (both parties must sign)

[  ] Trust

(include name of trust, name of trustee, date trust was formed, and copy of the Trust Agreement or other authorization)

[  ] Partnership

(include a copy of the Statement of Partnership or Partnership Agreement authorizing signature)

[  ] Corporation

(include certified corporate resolution authorizing signature)

[  ] Qualified Retirement Plan (or IRA)

(Please print here the exact name Subscriber desires on account)

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed and executed this Subscription Agreement to evidence his subscription for Shares of OWLHEAD MINERALS CORP., a Nevada corporation, this ______day of _________________, 2012.

Subscriber (Print Name)	Signature

The Company has accepted this Subscription this ______ day of __________________, 2012.

OWLHEAD MINERALS CORP.

By:
Edward Low
Chief Financial Officer, Director